EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION

Name:                                   Insurance GenPar, L.P.
Address:                                201 Main Street
                                        Fort Worth, TX  76102
Designated Filer                        Insurance Partners, L.P.
Issuer & Ticker Symbol:                 ACA Capital Holdings Inc. (ACA)
Date of Event Requiring Statement:      11/09/06
Signature:                              By:  /s/ Bradley Cooper
                                             ----------------------------------
                                               Insurance GenPar, L.P.
                                               By: Insurance GenPar MGP, L.P.
                                               By: Insurance GenPar MGP, Inc.
                                               By: Bradley Cooper, Senior Vice
                                               President


Name:                                   Insurance GenPar MGP, L.P.
Address:                                201 Main Street
                                        Fort Worth, TX  76102
Designated Filer                        Insurance Partners, L.P.
Issuer & Ticker Symbol:                 ACA Capital Holdings Inc. (ACA)
Date of Event Requiring Statement:      11/09/06
Signature:                              By:  /s/ Bradley Cooper
                                             ----------------------------------
                                             Insurance GenPar MGP, L.P.
                                             By: Insurance GenPar MGP, Inc.
                                             By: Bradley Cooper, Senior Vice
                                                   President


Name:                                   Insurance GenPar MGP, Inc.
Address:                                201 Main Street
                                        Fort Worth, TX  76102
Designated Filer                        Insurance Partners, L.P.
Issuer & Ticker Symbol:                 ACA Capital Holdings Inc. (ACA)
Date of Event Requiring Statement:      11/09/06
Signature:                              By:  /s/ Bradley Cooper
                                             ----------------------------------
                                             By: Bradley Cooper, Senior Vice
                                                 President